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                            SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549


                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                            -----------------------



        Date of Report (Date of earliest event reported) August 27, 1997
                                                        -----------------

                               ELCOR CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      1-5341                 75-1217920
           --------                      ------                 ----------
(State or other jurisdiction of   Commission File number     (I.R.S. Employer
incorporation or organization)                              Identification No.)


        14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS              75240-8871
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (972) 851-0500
                                                         --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events

The information set forth in the Registrant's press releases dated August 25, 1997 and August 26, 1997 (attached hereto as Exhibit 20) is incorporated herein by reference to such press releases.



Item 7.  Exhibits

20   Press releases dated August 25, 1997 and August 26, 1997 of Elcor
     Corporation.






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                                   SIGNATURE



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     ELCOR CORPORATION



DATE:   August 27, 1997              /s/ Richard J. Rosebery
     ---------------------           -----------------------------------------
                                     Richard J. Rosebery
                                     Vice Chairman, Chief Financial &
                                     Administrative Officer, and Treasurer






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                                 EXHIBIT INDEX




Designation of
Exhibit in this
Report                            Description of Exhibit
------------------  -----------------------------------------------------------
             99.1   Press releases dated August 25, 1997 and August 26, 1997 of
                    Elcor Corporation